SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                _________________

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 October 30, 1997


                              CUC INTERNATIONAL INC.
                              ______________________
              (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE         1-10308         06-0918165
                   ________         _______         __________
                (State or Other   (Commission    (I.R.S. Employer
                Jurisdiction of  File Number)   Identification No.)
                Incorporation)

              707 SUMMER STREET, STAMFORD, CONNECTICUT   06901
              ________________________________________   ______
              (Address of Principal Executive Offices) (Zip Code)

                                  (203) 324-9261
                                  ______________
               (Registrant's Telephone Number, Including Area Code)

                                  NOT APPLICABLE
                                  ______________
          (Former Name or Former Address, if Changed Since Last Report)





         ITEM 5.   Other.

                   On October 30, 1997, CUC International Inc., a Dela-ware Corporation (the "Company"), announced that it had entered into a Stock Purchase Agreement by and between the Company and Interval Acquisition Corp. ("Acquisition"), a subsidiary of Willis, Stein & Partners, L.P., dated as of October 29, 1997 (the "Stock Purchase Agreement") pursuant to which Acquisition will purchase the stock of Interval Holdings, Inc. ("Hold-ings"), CUC Vacation Exchange, Inc. ("Exchange") and the equity interests of Holding and Exchange in their direct and indirect subsidiaries engaged in the timeshare business.

                   The transactions contemplated by the Stock Purchase Agreement are being proposed to address Federal Trade Commis-sion ("FTC") concerns regarding the impact of the merger (the "Merger") of HFS Incorporated ("HFS") and the Company on the timeshare exchange business. The closing of the transactions contemplated by the Stock Purchase Agreement is subject to customary conditions as well as the Company and HFS having entered into a consent decree with the FTC in connection with the Merger. The Company issued a press release announcing that it had entered the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)  Exhibits.

              99.1      Press Release issued by the Company on October
                        30, 1997























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                                    SIGNATURE

                        Pursuant to the requirements of the Securities
              Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the un-dersigned hereunto duly authorized.

                                       CUC INTERNATIONAL INC.


                                       By: /s/ E. Kirk Shelton
                                            Name:   E. Kirk Shelton
                                            Title:  President and Chief
                                                    Operating Officer

         Dated:  October 31, 1997








































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                                  EXHIBIT INDEX


         Exhibit No.                                           Page No.


         99.1 Press Release issued by the Company on Oc-tober 30, 1997
















































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